UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☐
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

METAL MANAGEMENT, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

METAL MANAGEMENT, INC.
325 N. LASALLE ST., SUITE 550
CHICAGO, ILLINOIS 60610
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE
2007 ANNUAL MEETING OF STOCKHOLDERS OF METAL MANAGEMENT, INC.
TO BE HELD ON TUESDAY, SEPTEMBER 18, 2007
Dear Stockholder:
     The 2007 Annual Meeting of Stockholders of Metal Management, Inc. (the “Company”) will be held at the offices of King & Spalding LLP, 1185 Avenue of the Americas, 34th Floor, New York, New York, on Tuesday, September 18, 2007, at 10:00 a.m. (local time).
     Proposals to be considered at the Annual Meeting:
(1)	to elect five Directors to serve until the 2008 annual meeting of stockholders of the Company;

(2)	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2008; and

(3)	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
The Board of Directors recommends a vote “FOR” Items 1 and 2.
     The Board of Directors has fixed the close of business on July 23, 2007 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.
     This Notice also constitutes notice of the 2007 Annual Meeting of Stockholders of the Company.
     This Notice is being mailed to stockholders on or about August 6, 2007.
CONTROL NUMBER
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You may vote your proxy
when you view the materials on the Internet.
You will be asked to enter this 11-digit control number
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     Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the meeting where you may vote in person can be found on our website, www.mtlm.com.
     Stockholders may be deemed to be present in person and vote at the Annual Meeting by requesting a paper or e-mail copy of the Proxy Card, and either mailing it back or voting by internet or telephone in accordance with the instructions on the Proxy Card.
     The following Proxy Materials are available for you to review online at http://lasalle.mobular.net/lasalle/mm:
•	the Company’s 2007 Proxy Statement (including all attachments thereto);

•	the Proxy Card;

•	the Company Annual Report for the year ended March 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

•	any amendments to the foregoing materials that are required to be furnished to stockholders.
     Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on September 18, 2007:
•	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

•	The Company’s Proxy Statement, Annual Report and other proxy materials are available at http://lasalle.mobular.net/lasalle/mm.

•	If you would like to receive a paper or e-mail copy of these documents, you must request them. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before September 7, 2007 to facilitate timely delivery.
     To request a paper copy of the Proxy Materials, please call 1-888-313-0164, or you may request a paper or email copy by email at shrrelations@lasalle.com, or by logging onto http://lasalle.mobular.net/lasalle/mm.
ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.
The Proxy Materials for Metal Management, Inc. are available to review at:
http://lasalle.mobular.net/lasalle/mm

Have this notice available when you
request a PAPER copy of the Proxy Materials,
when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.